Exhibit 10.3

Execution Version
Privileged and Confidential

BACKSTOP COMMITMENT AGREEMENT
AMONG
WEATHERFORD INTERNATIONAL PLC
THE GUARANTORS
AND
THE COMMITMENT PARTIES PARTY HERETO
Dated as of September 20, 2021
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TABLE OF CONTENTS
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TABLE OF CONTENTS (cont’d)
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SCHEDULES

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TABLE OF CONTENTS (cont’d)
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Exhibit A    Indenture
Exhibit B    Note Purchase Agreement
Exhibit C    Offering Memorandum
Schedule 1    Commitment Schedule

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BACKSTOP COMMITMENT AGREEMENT
THIS BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of September 20, 2021, is made by and among Weatherford International Plc, an Irish public limited company (the “Company”), Weatherford International LTD., a Bermuda exempted company (the “Issuer”), and each of the Guarantors (as defined below) on the one hand, and each Commitment Party (as defined below), on the other hand. The Company, the Guarantors, the Issuer and each Commitment Party is referred to herein, individually, as a “Party” and, collectively, as the “Parties”. Capitalized terms that are used but not otherwise defined in this Agreement shall have the meanings given to them in Section 1.1 hereof or, if not defined therein, shall have the meanings given to them in the Indenture (as defined below).
RECITALS
WHEREAS, as contemplated by this Agreement, the Company shall cause the Issuer to, and the Issuer, will issue and sell to the Initial Purchasers (as defined below) an aggregate principal amount of not less than $500,000,000 of New Notes (as defined below); and
WHEREAS, subject to the terms and conditions contained in this Agreement, each Commitment Party has agreed to purchase (on a several and not a joint basis) its Commitment Percentage (as defined below) of the Unpurchased Notes (as defined below), if any, from the Initial Purchasers in an offering pursuant to Rule 144A or Regulation S promulgated under the Securities Act (as defined below).
NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company, the Issuer, the Guarantors and each of the Commitment Parties hereby agrees as follows:
Article I

DEFINITIONS
Section 1.1Definitions. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below or in the Indenture, as applicable:
“Advisors” means Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) and one local law firm in each relevant jurisdiction outside of the United States and England & Wales (it being understood and agreed that such local law firms outside of the United States shall also serve as counsel to the Initial Purchasers).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person. “Affiliated” has a correlative meaning.
“Affiliated Fund” means (a) any investment fund or separately managed account the primary investment advisor or sub-advisor to which is a Commitment Party or an Affiliate thereof or (b) one or more special purpose vehicles that are wholly owned by one or more Commitment Party and its Affiliated Funds, created for the purpose of holding the New Notes Offering Backstop Commitment, and in each case with respect to which such Commitment Party remains obligated to fund the New Notes Offering Backstop Commitment.
“Agreement” has the meaning set forth in the Preamble.
“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City and State of New York or in the Place of Payment are authorized or obligated by law, executive order or regulation to close.
“Closing” means the closing of the New Notes Offering on the Closing.
“Closing Date” means the closing date of the New Notes Offering.
“Commitment Party” means each Party listed as such on the Commitment Schedule. Unless the context otherwise requires, each reference herein to a Commitment Party shall be deemed also to include a reference to such Commitment Party’s Related Purchaser, if applicable.
“Commitment Payment” has the meaning set forth in Section 3.1.
“Commitment Percentage” means, with respect to any Commitment Party, such Commitment Party’s pro rata portion of the New Notes Offering that such Commitment Party is backstopping as set forth opposite such Commitment Party’s name under the column titled “Commitment Percentage” on the Commitment Schedule.
“Commitment Schedule” means Schedule 1 to this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.
“Company” has the meaning set forth in the Preamble.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by Contract or agency or otherwise.
“Definitive Documentation” means the definitive documents and agreements governing the New Notes Offering, including the Offering Memorandum. “Definitive Documents” has a correlative meaning.
“Existing Commitment Party Purchaser” has the meaning set forth in Section 2.4(b).

“Expense Reimbursement” has the meaning set forth in Section 3.2.
“Fee Letter” has the meaning set forth in Section 3.1.
“Funding Amount” has the meaning set forth in Section 2.5(a).
“Governmental Entity” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantors” means, collectively, the Company and the other guarantors of the New Notes.
“Indemnified Claim” has the meaning set forth in Section 8.2.
“Indemnified Person” has the meaning set forth in Section 8.1.
“Indemnifying Party” has the meaning set forth in Section 8.1.
“Indenture” means the Indenture to be entered into on the Closing Date among the Issuer, the Company, the other Guarantors and Wilmington Trust, National Association as Trustee and Collateral Agent, in the form attached as Exhibit A hereto (other than with respect to the interest rate, interest payment dates and the specific month and day of the maturity date and with respect to optional redemption of the New Notes, which shall be determined at pricing of the New Notes), with such changes thereto as the Requisite Commitment Parties may agree in their sole discretion.
“Initial Purchasers” means the “Initial Purchasers” as set forth in the Offering Memorandum.
“Law” means any law (statutory or common), statute, regulation, rule, code or ordinance enacted, adopted, issued or promulgated by any Governmental Entity.
“LC Credit Agreement” means the LC Credit Agreement, dated as of December 13, 2019, among the Issuer and Weatherford International, LLC, as the borrowers, the Company, the lenders from time to time party thereto, the issuing banks from time to time party thereto and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, as amended by Amendment No. 1 to LC Credit Agreement and Amendment No. 1 to U.S. Security Agreement, dated as of August 28, 2020, by and among the Issuer and Weatherford International, LLC, as the borrowers, the Company, the lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent.
“LC Facility Amendment” means that certain Amendment No. 2 to the LC Credit Agreement, dated as of September 20, 2021, among the Issuer and Weatherford International, LLC, as the borrowers, the Company, the lenders party thereto, the issuing banks party thereto and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, as in effect on the date hereof.
“Lien” means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law; provided that “Lien” shall not include or cover setoff rights and other standard arrangements for netting payment obligations in the settlement of obligations arising under (i) ISDA standard documents or agreements otherwise customary in swap or hedging transactions, (ii) deposit, securities and commodity accounts and (iii) banking services (credit cards for commercial customers (including commercial credit cards and purchasing cards), stored value cards, merchant processing services and treasury management services (including controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services)).
“Losses” has the meaning set forth in Section 8.1.
“Material Adverse Effect” has the meaning given thereto in the Note Purchase Agreement.
“New Notes” means the New Senior Secured Notes described in the Offering Memorandum to be issued by the Issuer on the Closing Date.
“New Notes Offering” means the notes offering by the Issuer for the New Notes on the terms reflected in the Offering Memorandum that, subject to the terms of this Agreement, is backstopped by the Commitment Parties.
“New Notes Offering Amount” means an aggregate principal amount equal to $500,000,000.
“New Notes Offering Backstop Commitment” has the meaning set forth in Section 2.2.
“Note Purchase Agreement” means the purchase agreement to be entered into on the pricing date of the New Notes Offering among the Company, the Issuer, the other Guarantors and the Initial Purchasers, in the form attached as Exhibit B hereto.
“Note Purchase Price” means an amount equal to the product of the (a) Per Note Purchase Price and (b) the principal amount of New Notes to be purchased.
“Offering Memorandum” means (a) the preliminary offering memorandum in the form attached as Exhibit C hereto, which in any case shall include a description of the New Notes consistent in all respects with the Indenture, and (b) following the pricing date of the New Notes Offering, the final offering memorandum with respect to the New Notes, in the case of the foregoing clauses (a) and (b), in form and substance acceptable to the Requisite Commitment Parties.
“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator of applicable jurisdiction.

“Order Notice” has the meaning set forth in Section 2.1(b).
“Outside Date” has the meaning set forth in Section 9.2(a)(i).
“Party” has the meaning set forth in the Preamble.
“Per Note Purchase Price” means $1.00 per $1.00 principal amount of New Notes.
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.
“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.
“Related Purchaser” means, with respect to any Commitment Party, any reasonably creditworthy Affiliate or Affiliated Fund of such Commitment Party (other than any portfolio company of such Commitment Party or its Affiliates).
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“Requisite Commitment Parties” means the Commitment Parties holding at least sixty-six and two-thirds percent (66 2/3%) of the aggregate New Notes Offering Backstop Commitments as of the date on which the consent or approval of the Requisite Commitment Parties is solicited.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.
“Taxes” means all taxes, assessments, duties, levies or other mandatory governmental charges paid to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other mandatory governmental charges of any kind whatsoever paid to a Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon and shall include any liability for such amounts as a result of being a member of a combined, consolidated, unitary or affiliated group, as successor, by contract, as withholding agent, or otherwise.
“Transaction Agreements” has the meaning set forth in Section 4.2
“Transfer” means to sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales, participations or other transactions in which any Person receives the right to own or acquire) any current or future interest in a New Note, a Note, a Note claim or any other economic interest or right arising therefrom. “Transfer” used as a noun has a correlative meaning.
“Unpurchased Notes” means, if, and only if, the New Notes will bear interest at a rate of 7.50% per annum upon issuance and the initial resale pricing to investors will equal 100% of the principal amount of the New Notes, New Notes in an aggregate principal amount equal to the New Notes Offering Amount less the aggregate principal amount of New Notes for which the Initial Purchasers have received orders in the New Notes Offering at the time of delivery of the Order Notice to the Commitment Parties; otherwise, “Unpurchased Notes” means New Notes in an aggregate principal amount equal to zero.
Section 1.2Construction. In this Agreement, unless the context otherwise requires:
(a)references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;
(b)references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;
(c)words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;
(d)the words “hereof”, “herein”, “hereto” and “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;
(e)the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;
(f)“include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(g)references to “day” or “days” are to calendar days;
(h)references to “the date hereof” means the date of this Agreement;
(i)unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder in effect from time to time; and
(j)references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.
Article II

BACKSTOP COMMITMENT
Section 2.1The New Notes Offering.
(a)On and subject to the terms and conditions hereof, the Company shall cause the New Notes Offering to be conducted pursuant to and in accordance with the Offering Memorandum and this Agreement.
(b)On the date of, but prior to, pricing of the New Notes in the New Notes Offering, which shall occur no earlier than one (1) Business Day after the date hereof, if the aggregate principal amount of Unpurchased Notes is greater than zero, the Company shall notify the Commitment Parties in writing (which may be by e-mail) of the aggregate principal amount of the Unpurchased Notes that the Company requires the Commitment Parties to place orders with the Initial Purchasers for (and purchase from the Initial Purchasers) in accordance with the terms hereof (such notice, the “Order Notice”).
Section 2.2The Commitment. On and subject to the terms and conditions hereof, if the aggregate principal amount of Unpurchased Notes is greater than zero, each Commitment Party agrees, severally and not jointly (in accordance with its Commitment Percentage) and in accordance with the Order Notice, to place orders with the Initial Purchasers for, and purchase from the Initial Purchasers on the Closing Date, an amount of Unpurchased Notes equal to the product of (x) such Commitment Party’s Commitment Percentage and (y) the aggregate principal amount of Unpurchased Notes. The obligations of the Commitment Parties to place orders with the Initial Purchasers for and purchase such Unpurchased Notes as described in this Section 2.2 shall be referred to as the “New Notes Offering Backstop Commitment.” Each Commitment Party shall deliver its order for its portion of the Unpurchased Notes to the Initial Purchasers on the date of, but prior to, pricing of the New Notes in the New Notes Offering and consummate the purchase thereof at Closing, subject to the terms and conditions hereof. For the avoidance of doubt, if the aggregate principal amount of Unpurchased Notes is greater than zero, all New Notes issued in the New Notes Offering will bear interest at a rate of 7.50% per annum. Under no circumstances shall the Commitment Parties be obligated pursuant to this Agreement to purchase any New Notes that have terms not consistent with the Indenture and the defined term “Unpurchased Notes” herein
Section 2.3[Reserved].

Section 2.4Assignment of Commitment Rights.
(a)Each Commitment Party shall have the right to assign, by written notice to the Company and the Initial Purchasers no later than two (2) Business Days prior to the Closing Date, all or any portion of its New Notes Offering Backstop Commitment to one or more of its Related Purchasers, which notice of assignment shall (i) be addressed to the Company and the Initial Purchasers and signed by such Commitment Party and each Related Purchaser, (ii) specify the principal amount of New Notes to be delivered to or issued in the name of each such Related Purchaser, and (iii) contain a confirmation by each such Related Purchaser of the accuracy of the representations made by each Commitment Party under this Agreement as applied to such Related Purchaser; provided that no such assignment shall relieve such Commitment Party from any of its obligations under this Agreement.
(b)Each Commitment Party shall have the right to Transfer all or any portion of its New Notes Offering Backstop Commitment, to any other Commitment Party or such other Commitment Party’s Related Purchaser (each, an “Existing Commitment Party Purchaser”); provided, that (a) such Existing Commitment Party Purchaser shall have been a Commitment Party or its Related Purchaser as of immediately prior to such Transfer and (b) if applicable, such Existing Commitment Party Purchaser shall deliver to the Company a joinder to this Agreement, in a form reasonably acceptable to the Company and the Requisite Commitment Parties, that contains a confirmation of the accuracy of the representations made by each Commitment Party under this Agreement as applied to such Person; provided further that such assignment shall relieve such Commitment Party from all of its obligations under this Agreement.
(c)Except as set forth in Section 2.4(a) and (b), no Commitment Party shall have the right to Transfer all or any portion of its New Notes Offering Backstop Commitment to any Person, including the Company or any of its Affiliates.
Section 2.5Funding. Each Commitment Party shall deliver and pay an amount equal to the aggregate Note Purchase Price for such Commitment Party’s Commitment Percentage of the Unpurchased Notes (the “Funding Amount”), by wire transfer of immediately available funds in U.S. dollars into an account designated by the Initial Purchasers to such Commitment Party in satisfaction of such Commitment Party’s New Notes Offering Backstop Commitment on the Closing Date. If the Closing does not occur on the Closing Date, the Company shall cause all amounts delivered by the Commitment Parties to the Initial Purchasers to be returned promptly to the Commitment Parties.
Section 2.6Closing.
(a)Subject to Article VII and Article IX, unless otherwise mutually agreed in writing between the Company and the Requisite Commitment Parties, the Closing shall take place at such time and place as specified in the Note Purchase Agreement, on the date on which all of the conditions set forth in the Note Purchase Agreement shall have been satisfied or waived in accordance with this Agreement and the Note Purchase Agreement (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions).

Article III

BACKSTOP COMMITMENT PAYMENT AND EXPENSE REIMBURSEMENT
Section 3.1Amount Payable by the Company. In consideration for the New Notes Offering Backstop Commitments and the other agreements of the Commitment Parties in this Agreement, the Company shall pay or caused to be paid the amount as set forth in, and subject to the terms and conditions of, that certain Fee Letter, dated as of September 20, 2021, among the Parties (the “Fee Letter”; and such payment, the “Commitment Payment”). The provisions for the payment of the Commitment Payment and Expense Reimbursement, and the indemnification provided herein, are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement.

Section 3.2Expense Reimbursement.
(a)The Company shall pay all reasonable and documented fees and expenses of the Advisors in connection with this Agreement and the New Notes Offering. Simultaneously with the execution of this Agreement, the Company shall pay all reasonable and documented fees and expenses of the Advisors incurred prior to and including the date hereof.
(b)All unpaid fees and expenses incurred by Akin Gump will be paid at Closing or termination of this Agreement pursuant to Article IX (other than Section 9.3(b)). All fees and expenses of Advisors will be paid from time to time upon presentation of an invoice, provided that invoices for such fees and expenses must have been received by the Issuer, the Company or the other Guarantors at least one (1) Business Day prior to the Closing Date to be paid at Closing. The obligations of the Company set forth in this Section 3.2 are reflected in the Agreement as the “Expense Reimbursement.”
Article IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ISSUER AND THE OTHER GUARANTORS
The Company and the Issuer, jointly and severally, hereby represent and warrant to the Commitment Parties (unless otherwise set forth herein, as of the date of this Agreement) as set forth below.
Section 4.1Organization and Qualification. Each of the Issuer, the Company and the other Guarantors (a) is a duly organized and validly existing public limited corporation, limited liability company, exempted company, corporation, limited partnership or other such form of entity, as the case may be, and, if applicable, in good standing (or the equivalent thereof) under the Laws of the jurisdiction of its incorporation or organization (except, other than with respect to the Issuer and the Company, where the failure to be so organized, or existing or in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect), (b) has the public limited corporate, limited liability company, exempted company, corporate, limited partnership or other applicable power and authority to own its property and assets and to transact the business in which it is currently engaged and presently proposes to engage and (c) except where the failure to have such authority or qualification or be in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business as currently conducted requires such qualifications.
Section 4.2Corporate Power and Authority. Each of the Issuer, the Company and the other Guarantors has the requisite power and authority (corporate or otherwise) (i) (A)  to enter into, execute and deliver this Agreement and (B)  to perform each of its other obligations hereunder and (ii) to consummate the transactions contemplated herein, to enter into, execute and deliver all agreements to which it will be a party as contemplated by this Agreement (this Agreement, the Indenture, the Offering Memorandum, the LC Facility Amendment, and such other agreements and any supplements or documents referred to herein or therein or hereunder or thereunder, collectively the “Transaction Agreements”) and to perform its obligations under each of the Transaction Agreements (other than this Agreement). The execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite corporate action on behalf of the Issuer, the Company and the other Guarantors and no other corporate proceedings on the part of the Issuer, the Company and the other Guarantors are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.
Section 4.3Execution and Delivery; Enforceability. Each of the Issuer, the Company and the other Guarantors that has entered into this Agreement or any other Transaction Agreement, as applicable, has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and, each other Transaction Agreement to which it is a party. This Agreement will constitute, and each other Transaction Agreement upon execution will constitute, valid and legally binding obligations of the Issuer, the Company and the other Guarantors, as applicable, that are parties hereto or thereto, enforceable against the Issuer, the Company and the other Guarantors, as applicable, in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability.
Section 4.4The New Notes. The New Notes to be purchased by the Initial Purchasers and resold to the Commitment Parties will (A) on the Closing Date, be in the form contemplated by the Indenture, have been duly authorized for issuance and sale and (B) at the Closing Date, will have been duly executed by the Issuer and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuer, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability. The guarantees by the Guarantors (the “Guarantees”) on the Closing Date, upon execution and delivery of the Indenture, will constitute a valid and binding agreement of the applicable Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.5No Conflict. Assuming (i) that the consents described in clauses (a) through (b) of Section 4.6 are obtained and (ii) that the representations and warranties of the Initial Purchasers in Section 1 of the Note Purchase Agreement and of the Commitment Parties in Article V of this Agreement are true and correct, the execution and delivery by the Issuer, the Company and, if applicable, any other Guarantor, of this Agreement and the other Transaction Agreements, the compliance by the Issuer, the Company and, if applicable, any other Guarantor, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not (a) conflict with, or result in a breach, modification or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, in the acceleration of, or the creation of any Lien (other than the Liens in connection with the New Notes and the LC Facility Amendment) under, or cause any payment or consent to be required under any Contract to which any of the Issuer, the Company or the other Guarantors will be bound as of the Closing Date or to which any of the property or assets of any of the Issuer, Company or any other Guarantors will be subject as of the Closing Date, (b) result in any violation of the provisions of any of the Issuer’s the Company’s, or any other Guarantor’s organizational documents, or (c) result in any violation of any Law or Order applicable to the Issuer, the Company, or any other Guarantor or any of their properties, except in each of the cases described in clause (a) or (c) for any conflict, breach, modification, violation, default, acceleration or Lien which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and would not materially and adversely affect the ability of the Issuer, the Company or any other Guarantor to perform their obligations under, or to consummate the transactions contemplated by, the Transaction Agreements, including the New Notes Offering.
Section 4.6Consents and Approvals. Assuming that the representations and warranties of the Initial Purchasers in Section 1 of the Note Purchase Agreement and of the Commitment Parties in Article V of this Agreement are true and correct, no consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over any of the Issuer, the Company or other Guarantors or any of their properties is required for the execution and delivery by the Issuer, the Company and, to the extent relevant, by the other Guarantors of this Agreement and the other Transaction Agreements, the compliance by the Issuer, the Company and, to the extent relevant, the other Guarantors, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except for (a) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” Laws in connection with the purchase of the New Notes by the Initial Purchasers and the resale thereof to the Commitment Parties and other investors and (b) any consents, that if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.7Arm’s-Length. The Issuer, the Company and the other Guarantors acknowledge and agree that (a) each of the Commitment Parties is acting solely in the capacity of an arm’s-length contractual counterparty to the Issuer, the Company and the other Guarantors with respect to the transactions contemplated hereby (including in connection with determining the terms of the New Notes Offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any of its Subsidiaries and (b) no Commitment Party is advising the Company or any of its Subsidiaries as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 4.8Note Purchase Agreement Representations and Warranties As of the date hereof, the representations and warranties of the Issuer, the Company and the other Guarantors set forth in Section 1 of the Note Purchase Agreement are true and correct in all material respects as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) (or, to the extent qualified by materiality, true and correct in all respects).

Article V
REPRESENTATIONS AND WARRANTIES OF THE COMMITMENT PARTIES
Each Commitment Party, severally (in accordance with its Commitment Percentage) and not jointly, represents and warrants as to itself only (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.
Section 5.1Organization. Such Commitment Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization.
Section 5.2Organizational Power and Authority. Such Commitment Party has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and each other Transaction Agreement to which such Commitment Party is a party and to perform its obligations hereunder and thereunder and has taken all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and each other Transaction Agreement, if applicable.
Section 5.3Execution and Delivery; Enforceability. This Agreement and each other Transaction Agreement to which such Commitment Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Commitment Party and (b) assuming due and valid execution and delivery hereof and thereof by the Company, the Issuer and the other Guarantors (as applicable) will constitute valid and legally binding obligations of such Commitment Party, enforceable against such Commitment Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable principles relating to enforceability.
Section 5.4No Conflict. Assuming that the consents referred to in clauses (a) and (b) of Section 5.5 are obtained, the execution and delivery by such Commitment Party of this Agreement and each other Transaction Agreement to which such Commitment Party is a party, the compliance by such Commitment Party with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which such Commitment Party is party or is bound or to which any of the property or assets or such Commitment Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Commitment Party and (c) will not result in any material violation of any Law or Order applicable to such Commitment Party or any of its properties, except in each of the cases described in clauses (a) or (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay, or materially and adversely impact such Commitment Party’s performance of its obligations under this Agreement.
Section 5.5Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Commitment Party or any of its properties is required for the execution and delivery by such Commitment Party of this Agreement and each other Transaction Agreement to which such Commitment Party is a party, the compliance by such Commitment Party with the provisions hereof and thereof and the consummation of the transactions (including the purchase of Unpurchased Notes at Closing by such Commitment Party of its Commitment Percentage of the aggregate principal amount of Unpurchased Notes) contemplated herein and therein, except any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay, or materially and adversely impact such Commitment Party’s performance of its obligations under this Agreement and each other Transaction Agreement to which such Commitment Party is a party.
Section 5.6No Registration. Such Commitment Party understands that (a) any Unpurchased Notes purchased by the Commitment Party in the initial resale have not been registered under the Securities Act or any state or foreign securities or “Blue Sky” laws by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Commitment Party’s representations as expressed herein or otherwise made pursuant hereto, and (b) such Unpurchased Notes cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.
Section 5.7Purchasing Intent. Such Commitment Party is acquiring the Unpurchased Notes in the initial resale for its own account or accounts or funds over which it holds voting discretion or exercises discretionary investment management, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with the Securities Act, any applicable securities or “Blue Sky” laws of any state of the United States or other applicable securities Laws, and such Commitment Party has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with the Securities Act, any applicable securities or “Blue Sky” laws of any state of the United States and any applicable securities Laws.
Section 5.8Sophistication; Investigation. Such Commitment Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Unpurchased Notes. Such Commitment Party understands and accepts that its investment in the Unpurchased Notes involve risks. Such Commitment Party has received such documentation as it has deemed necessary to make an informed investment decision in connection with its investment in the Unpurchased Notes, has had adequate time to review such documents prior to making its decision to invest, has had a full opportunity to ask questions of and receive answers from the Issuer or the Company or any person or persons acting on behalf of the Issuer or the Company concerning the terms and conditions of an investment in the Unpurchased Notes and has made an independent decision to invest in any Unpurchased Notes based upon the foregoing and other information available to it, which it has deemed adequate for this purpose. With the assistance of each Commitment Party’s own professional advisors, to the extent that such Commitment Party has deemed appropriate, such Commitment Party has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in any Unpurchased Notes. Such Commitment Party understands and is able to bear any economic risks associated with such investment. Except for the representations and warranties expressly set forth in this Agreement or any other Transaction Agreement, such Commitment Party has independently evaluated the merits and risks of its decision to enter into this Agreement and disclaims reliance on any representations or warranties, either express or implied, by or on behalf of the Company, the Issuer and any Guarantors.
Section 5.9No Broker’s Fees. Such Commitment Party is not a party to any Contract with any Person (other than the Transaction Agreements and any Contract giving rise to the Expense Reimbursement hereunder) that would give rise to a valid claim against the Company, the Issuer and any of the Guarantors for a brokerage commission, finder’s fee or like payment in connection with the New Notes Offering or the sale of the Unpurchased Notes.
Section 5.10Sufficient Funds. Such Commitment Party has sufficient assets and the financial capacity to perform all of its obligations under this Agreement, including the ability to fund such Commitment Party’s New Notes Offering Backstop Commitment.
Section 5.11Additional Securities Law Matters.
(a)Each Commitment Party severally acknowledges that the New Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Such Commitment Party has been advised by the Company that the New Notes are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Initial Purchasers in the initial resale in a transaction not involving a public offering and that such Commitment Party must continue to bear the economic risk of the investment in such New Notes, if applicable, unless the offer and sale of its New Notes is subsequently registered under the Securities Act and all applicable state or foreign securities or “Blue Sky” laws or an exemption from such registration is available.
(b)Such Commitment Party is either (i) a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act or an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or (ii) not a “U.S. Person” as such term is defined in Regulation S under the Securities Act.
(c)No such Commitment Party, its Affiliates or any person acting on its or any of their behalf has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of Rule 502(c) of the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or directed selling efforts (within the meaning of Regulations S) in connection with the offering of any New Notes.
(d)Such Commitment Party is not purchasing any New Notes as a result of any advertisement, article, notice or other communication regarding the New Notes published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Commitment Party’s knowledge, any other general solicitation or general advertising (within the meaning of Rule 502(c) of the Securities Act) or directed selling efforts (within the meaning of Regulations S).
Article VI
ADDITIONAL COVENANTS
Section 6.1Blue Sky. The Company shall, on or before the Closing Date, use reasonable best efforts to obtain, or cause to be obtained, an exemption for, or to qualify the offer and sale of the New Notes to the Initial Purchasers under applicable securities and “Blue Sky” Laws of the states of the United States (or to obtain an exemption from such qualification) and any applicable foreign jurisdictions provided that neither the Issuer, the Company nor any of the other Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Company shall use reasonable best efforts to timely make, or cause to be timely made, all filings and reports relating to the offer and sale of the New Notes required under applicable securities and “Blue Sky” Laws of the states of the United States. The Company shall pay, or cause to be paid, all fees and expenses in connection with satisfying its obligations under this Section 6.1.
Section 6.2Use of Proceeds. The Issuer, the Company and the other Guarantors shall apply or cause to be applied the proceeds from the sale of the New Notes for the purposes identified in the Offering Memorandum.
Section 6.3Redemption of Existing Notes. Upon the execution of the Note Purchase Agreement, the Issuer shall deliver, or cause to be delivered, a notice of (x) full redemption of the Issuer’s 8.75% Senior Secured First Lien Notes due 2024 in accordance with the terms of the governing indenture and (y) partial redemption of the Issuer’s 11.00% Senior Notes due 2024 in an aggregate principal amount of at least $200,000,000 in accordance with the terms of the governing indenture, provided that the occurrence of each of the redemptions under the immediately preceding clauses (x) and (y) will be conditional on the occurrence of the Closing.
Section 6.4Note Purchase Agreement. The Issuer and the Company shall not amend the Note Purchase Agreement or waive conditions thereunder without the prior written consent of each Commitment Party.

Article VII
CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
Section 7.1Conditions to the Obligations of the Commitment Parties. The obligations of each Commitment Party to consummate the transactions contemplated hereby shall be subject to (unless waived in accordance with Section 7.2) the satisfaction of the following conditions prior to or at the Closing:
(a)New Notes Offering. The New Notes Offering shall have been conducted in accordance with the Offering Memorandum and this Agreement, as applicable and the aggregate principal amount of Unpurchased Notes shall be greater than zero. After giving effect to the Commitment Parties’ order to the Initial Purchasers for the Unpurchased Notes , the Initial Purchasers (x) shall have received orders for an amount of New Notes at least equal to the New Notes Offering Amount and (y) shall have agreed to purchase an amount of New Notes equal to the New Notes Offering Amount.
(b)Expense Reimbursement. The Company and the Guarantors shall have paid all Expense Reimbursement amounts accrued or anticipated to accrue through the Closing Date pursuant to Section 3.2; provided, that invoices for such Expense Reimbursement amounts must have been received by the Company and the Guarantors at least one (1) Business Day prior to the Closing Date in order to be required to be paid as a condition to Closing.
(c)No Legal Impediment to Issuance. No Law or Order shall have become effective or been enacted, adopted or issued by any Governmental Entity that prohibits the transactions contemplated by this Agreement.
(d)Representations and Warranties. The representations and warranties of the Issuer, Company and the other Guarantors contained herein and in the Notes Purchase Agreement shall be true and correct in all material respects on the pricing date of the New Notes Offering and on and as of the Closing Date, except, in each case, to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) (or, to the extent qualified by materiality, true and correct in all respects) (in each case, without giving effect to any amendment or waiver thereof); and the statements of the Issuer, the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to the Note Purchase Agreement shall be true and correct in all material respects on the pricing date of the New Notes Offering and on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) (or, to the extent qualified by materiality, true and correct in all respects) (in each case, without giving effect to any amendment or waiver thereof).
(e)Conditions in Note Purchase Agreement. The conditions to the purchase of the New Notes by the Initial Purchasers set forth in the Note Purchase Agreement shall have been satisfied (without giving effect to any amendment or waiver thereof).
(f)Covenants. The Issuer, the Company and the other Guarantors shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.
(g)Material Adverse Effect. Since the date of this Agreement, there shall not have occurred, and there shall not exist, any event, development, occurrence, circumstance,

effect, condition, result, state of facts or change that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect as of the pricing date of the New Notes Offering and as of the Closing Date.
(h)Order Notice. The Commitment Parties shall have received the Order Notice in accordance with the terms of Section 2.1.
(i)LC Facility Amendment. The LC Facility Amendment shall have become effective and shall be in form and substance satisfactory to the Commitment Parties (it being understood and agreed that the form of amendment delivered to the Commitment Parties on September 16, 2021 at approximately 10:01 am EDT is satisfactory).
(j)Backstop Commitment. This Backstop Commitment Agreement shall be in full force and effect and shall not have been terminated in accordance with its terms.
Section 7.2Waiver of Conditions to Obligations of Commitment Parties. All or any of the conditions set forth in Section 7.1 may only be waived in whole or in part with respect to all Commitment Parties by a written instrument executed by the Requisite Commitment Parties in their sole discretion and if so waived, all Commitment Parties shall be bound by such waiver, provided that any such waiver that would have the effect of amending, restating, modifying, or changing this Agreement or any of such Commitment Party’s rights hereunder in a manner that would otherwise require any Commitment Party’s consent pursuant to Section 10.8 (other than any such consent predicated on Section 10.8(d)(ii)) shall also require the consent of such Commitment Party.
Section 7.3Conditions to the Obligations of the Issuer, the Company and the Guarantors. The obligations of the Issuer, the Company and the other Guarantors to consummate the transactions contemplated hereby with the Commitment Parties is subject to (unless waived by the Commitment Parties) the satisfaction of each of the following conditions:
(a)Representations and Warranties. The representations and warranties of the Commitment Parties contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date), except where the failure to be so true and correct would not, individually or in the aggregate, prevent or materially impede the Commitment Parties from consummating the transactions contemplated by this Agreement.
(b)Covenants. The Commitment Parties shall have performed and complied, in all material respects, with all of their covenants and agreements contained in this Agreement and in any other document delivered pursuant to this Agreement, except where the failure to perform or comply would not, individually or in the aggregate, prevent or materially impede the Commitment Parties from consummating the transactions contemplated by this Agreement.
Article VIII

INDEMNIFICATION AND CONTRIBUTION

Section 8.1Indemnification Obligations. The Issuer, the Company and the other Guarantors (the “Indemnifying Parties” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Commitment Party and its Affiliates, equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes of the Commitment Parties except to the extent otherwise provided for in this Agreement) arising out of a claim asserted by a third-party (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement, including the New Notes Offering Backstop Commitment, the New Notes Offering, the payment of the Commitment Payment or the use of the proceeds of the New Notes Offering, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Issuer, the Company, the other Guarantors, their respective equity holders, Affiliates, or any other Person, and reimburse each Indemnified Person upon demand for reasonable documented (with such documentation subject to redaction to preserve attorney client and work product privileges) legal or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement are consummated or whether or not this Agreement is terminated; provided, that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the fraud, bad faith, willful misconduct or gross negligence of such Indemnified Person.
Section 8.2Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided, that (a) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (b) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to such Indemnified Person otherwise than on account of this Article VIII. In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Indemnifying Party will be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Party to such Indemnified

Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (ii) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Indemnifying Party has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (iii) after the Indemnifying Party assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Indemnifying Party has failed or is failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within fifteen (15) Business Days of receipt of such notice, or (iv) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.
Section 8.3Settlement of Indemnified Claims. In connection with any Indemnified Claim for which an Indemnified Person is assuming the defense in accordance with this Article VIII, the Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, this Article VIII. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (a) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (b) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
Section 8.4Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 8.1, then the Indemnifying Parties shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Indemnifying Party, on the one hand, and all Indemnified Persons, on the other hand, shall be deemed to be in the same proportion as (a) the total value received or proposed to be received by the Issuer and the Company pursuant to the issuance and sale of the New Notes in the New Notes Offering contemplated by this Agreement bears to (b) the Commitment Payment paid to the Commitment Parties. The Indemnifying Parties also agree that no Indemnified Person shall have any liability based on their comparative or contributory negligence or otherwise to the Indemnifying Parties, any Person asserting claims on behalf of or in right of any of the Indemnifying Parties, or any other Person in connection with an Indemnified Claim.
Section 8.5Treatment of Indemnification Payments. All amounts paid by an Indemnifying Party to an Indemnified Person under this Article VIII shall, to the extent permitted by applicable Law, be treated as adjustments to the Per Note Purchase Price for all Tax purposes. The provisions of this Article VIII are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement.
Section 8.6No Survival. All representations, warranties, covenants and agreements made in this Agreement shall not survive the Closing Date except for covenants and agreements that by their terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms.
Article IX

TERMINATION
Section 9.1Consensual Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by mutual written consent of the Issuer, the Company, the other Guarantors and the Requisite Commitment Parties.
Section 9.2Automatic Termination; Termination by the Commitment Parties.
(a)Notwithstanding anything to the contrary in this Agreement, this Agreement shall terminate automatically without any further action or notice by any Party at 5:00 p.m., New York City time on the fifth (5th) Business Day following the occurrence of any of the following events; provided that, the Requisite Commitment Parties may waive such termination or extend any applicable dates in accordance with Section 10.8:
(i)the Closing Date has not occurred by 11:59 p.m., New York City time on December 31, 2021 (the “Outside Date”).
(b)This Agreement may be terminated by the Requisite Commitment Parties, upon written notice to the Issuer and the Company upon the occurrence of any of the following events:
(i)(A) the Issuer, the Company or any of the other Guarantors shall have breached any representation, warranty, covenant or other agreement made by the

Issuer, the Company or the other Guarantors in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.1(b) (Representations and Warranties), Section 7.1(f) (Covenants) or Section 7.1(g) (Material Adverse Effect) not to be satisfied, (B) the Commitment Parties shall have delivered written notice of such breach or inaccuracy to the Issuer, the Company and the other Guarantors, (C) notwithstanding anything to the contrary in Section 9.2(b), such breach or inaccuracy is not cured by the Issuer, the Company or the other Guarantors by the fifteenth (15th) Business Day after receipt of such notice and (D) as a result of such failure to cure, any condition set forth in Section 7.1(b) (Representations and Warranties), Section 7.1(f) (Covenants), or Section 7.1(g) (Material Adverse Effect) is not capable of being satisfied; provided, that, this Agreement shall not terminate automatically pursuant to this Section 9.2(b)(i) if the Commitment Parties are then in willful or intentional breach of this Agreement;
(ii)any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the New Notes Offering or the transactions contemplated by this Agreement or the other Transaction Agreements, in each case, on substantially the terms provided for therein, in a way that cannot be remedied in all material respects by the Issuer, the Company and the other Guarantors in a manner reasonably satisfactory to the Requisite Commitment Parties;
(iii)the Issuer, the Company or any other Guarantor (A) amends or modifies the Definitive Documentation in a manner that is materially inconsistent with this Agreement; (B) suspends or revokes the Transaction Agreements; or (C) publicly announces its intention to take any such action listed in sub-clauses (A) or (B) of this subsection;
Section 9.3Termination by the Company.
This Agreement may be terminated by the Company upon written notice to each Commitment Party upon the occurrence of any of the following events, subject to the rights of the Company to fully and conditionally waive, in writing, on a prospective or retroactive basis the occurrence of such event:
(a)any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the New Notes Offering or the transactions contemplated by this Agreement or the other Transaction Agreements, in each case, on substantially the terms provided for therein, in a way that cannot be remedied in all material respects by the Issuer, the Company and the other Guarantors in a manner reasonably satisfactory to the Requisite Commitment Parties; or
(b) (i) any Commitment Party shall have breached any representation, warranty, covenant or other agreement made by such Commitment Party in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.3(a)

(Representations and Warranties) or Section 7.3(b) (Covenants) not to be satisfied, (ii) the Company shall have delivered written notice of such breach or inaccuracy to such Commitment Party, (iii) such breach or inaccuracy is not cured by such Commitment Party by the tenth (10th) Business Day after receipt of such notice and (iv) as a result of such failure to cure, any condition set forth in Section 7.3(a) (Representations and Warranties) or Section 7.3(b) (Covenants) is not capable of being satisfied; provided, that this Agreement shall not terminate automatically pursuant to this Section 9.3(b) if the Issuer, the Company or any other Guarantor is then in willful or intentional breach of this Agreement.
Section 9.4Effect of Termination. Upon termination of this Agreement pursuant to this Article IX, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that (i) the obligations of the Issuer, the Company and the other Guarantors to pay the Expense Reimbursement pursuant to Article III and to satisfy their indemnification obligations pursuant to Article VIII shall survive the termination of this Agreement and shall remain in full force and effect, in each case, until such obligations have been satisfied, (ii) the provisions set forth in Article VIII, this Section 9.4 and Article X shall survive the termination of this Agreement in accordance with their terms, (iii) [reserved] and (iv) subject to Section 10.11 (Damages), nothing in this Section 9.4 shall relieve any Party from liability for its fraud, gross negligence or any willful or intentional breach of this Agreement. For purposes of this Agreement, “willful or intentional breach” means a breach of this Agreement that is a consequence of an act undertaken by the breaching Party with the knowledge that the taking of such act would, or would reasonably be expected to, cause a breach of this Agreement.
Article X
GENERAL PROVISIONS
Section10.1Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):
(a)If to the Issuer, the Company and any other Guarantor:
Weatherford
2000 St. James Place
Houston, Texas 77056
Attn: Scott C. Weatherholt, General Counsel & Chief Compliance
Officer
Phone: (713) 836-4000
Fax: (713) 836-5032
E-mail: Scott.Weatherholt@Weatherford.com

with copies (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas

New York, New York
Phone: (212) 373-3000
Fax: (212) 757-3990
Attention:     John C. Kennedy (jkennedy@paulweiss.com)
Austin Witt (awitt@paulweiss.com)

(b)If to the Commitment Parties:
To each Commitment Party at the addresses or e-mail addresses set forth below the Commitment Party’s signature in its signature page to this Agreement.
with a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Phone: (212) 872-1000
Fax: (212) 872-1002
Attention:     Michael S. Stamer, Esq. (mstamer@akingump.com)
    Stephen B. Kuhn, Esq. (skuhn@akingump.com)

2300 N. Field Street
Suite 1800
Dallas, Texas 75201-2481
Phone: (214) 969-2800
Fax: (214) 969-4343
Attention:     Fred Lee, Esq. (flee@akingump.com)
Section10.2Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the Issuer and the Company and the Requisite Commitment Parties, other than an assignment by a Commitment Party expressly permitted by Section 2.4 and any purported assignment in violation of this Section 10.2 shall be void ab initio. Except as provided in Article VIII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.
Section10.3Prior Negotiations; Entire Agreement.
(a)This Agreement (including the agreements attached as Exhibits to and the documents and instruments referred to in this Agreement) constitute the entire agreement of the Parties and supersede all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement, except that the Parties hereto acknowledge that any confidentiality agreements heretofore executed among the Parties will each continue in full force and effect.

Section10.4Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S CHOICE OF LAW PROVISIONS WHICH WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREES FOR ITSELF THAT ANY LEGAL ACTION, SUIT, OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER ARISING UNDER, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT, OR PROCEEDING, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, AND BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF THE PARTIES IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OF PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.
Section10.5Binding Agreement. Each party hereto agrees that this Agreement is a binding and enforceable agreement with respect to the subject matter contained herein or therein (including an obligation to negotiate in good faith).

Section10.6Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.
Section10.7Counterparts. This Agreement may be executed by facsimile, portable document format (pdf) or other electronic transmission, in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.
Section10.8Waivers and Amendments; Rights Cumulative; Consent. This Agreement may be amended, restated, modified, or changed only by a written instrument signed by the Issuer and the Company and the Requisite Commitment Parties; provided that, in addition, each Commitment Party’s prior written consent shall be required for any amendment that would have the effect of: (a) modifying such Commitment Party’s Commitment Percentage, (b) increasing the Per Note Purchase Price to be paid in respect of the New Notes, (c) increasing the New Notes Offering Amount without each Commitment Party having the opportunity (but not the obligation) to participate pro rata in providing a New Notes Offering Backstop Commitment for such increased amount; (d) amending any of the following: (i) this Section 10.8 or (ii) the definition of “Requisite Commitment Parties”; or (e) otherwise having a materially adverse and disproportionate effect on such Commitment Party; provided, further, that a written instrument signed by the Company and the Requisite Commitment Parties shall be required to amend, restate, modify or change any provision that gives the Requisite Commitment Parties consent rights with respect to any matter. The terms and conditions of this Agreement may be waived (i) by the Issuer and the Company only by a written instrument executed by the Issuer and the Company and (ii) by the Commitment Parties only by a written instrument executed by the Requisite Commitment Parties (provided that each Commitment Party’s prior written consent shall be required for any waiver having the effects referred to in the first proviso of this Section 10.8). No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. Except as otherwise provided in this Agreement, the rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any Party otherwise may have at law or in equity. For the avoidance of doubt, nothing in this Agreement shall affect or otherwise impair the rights, including consent rights, of the Commitment Parties under any other Definitive Document.
Section10.9Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.
Section10.10Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.
Section10.11Damages. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits. Notwithstanding anything to the contrary in this Agreement, each Commitment Party agrees that in the event of any breach of this Agreement by a Related Purchaser of such Commitment Party to whom such Commitment Party has Transferred all or a portion of its New Notes Offering Backstop Commitment hereunder pursuant to Section 2.4, such Commitment Party and its Related Purchaser will be jointly and severally liable for any damages caused by such breach of this Agreement.
Section10.12No Reliance. No Commitment Party or any of its Related Parties shall have any duties or obligations to the other Commitment Parties in respect of this Agreement or the transactions contemplated hereby or thereby, except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Commitment Party or any of its Related Parties

shall be subject to any fiduciary or other implied duties to the other Commitment Parties, (b) no Commitment Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Commitment Party, (c) no Commitment Party or any of its Related Parties shall have any duty to the other Commitment Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Commitment Parties any information relating to the Company or any of its Subsidiaries that may have been communicated to or obtained by such Commitment Party or any of its Affiliates in any capacity, (d) no Commitment Party may rely, and each Commitment Party confirms that it has not relied, on any due diligence investigation that any other Commitment Party or any Person acting on behalf of such other Commitment Party may have conducted with respect to the Company or any of its Affiliates or any of their respective securities, and (e) each Commitment Party acknowledges that no other Commitment Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Unpurchased Notes or Commitment Percentage of its New Notes Offering Backstop Commitment.
Section10.13Publicity. At all times prior to the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Issuer, the Company, the other Guarantors and the Commitment Parties shall consult with each other prior to issuing any press releases (and provide each other a reasonable opportunity to review and comment upon such release) or otherwise making public announcements with respect to the transactions contemplated by this Agreement. Except as required by applicable Law, SEC rules or regulations, the rules and regulations of Nasdaq or as ordered by a court of competent jurisdiction, no Party or its advisors shall disclose to any Person (including, for the avoidance of doubt, any other Party) the Commitment Percentage of any Commitment Party set forth on the Commitment Schedule without such Commitment Party’s prior written consent.
Section10.14No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, or any of such Party’s Affiliates’ or respective Related Parties in each case other than the Parties to this Agreement and each of their respective successors and permitted assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10.14 shall relieve or otherwise limit the liability of any Party hereto, any Related Purchaser, or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Secretary
WEATHERFORD INTERNATIONAL PLC,
an Irish public limited company
By:    /s/ Scott C. Weatherholt
    Name: Scott C. Weatherholt
    Title:    Executive Vice President, General
    Counsel and Chief Compliance Officer
[Signature page to Backstop Commitment Agreement (2021)]

ADVANTAGE R&D, INC.
BENMORE IN-DEPTH CORP.
COLOMBIA PETROLEUM SERVICES CORP.
COLUMBIA OILFIELD SUPPLY, INC.
DATALOG ACQUISITION, LLC
DISCOVERY LOGGING, INC.
EPRODUCTION SOLUTIONS, LLC
HIGH PRESSURE INTEGRITY, INC.
IN-DEPTH SYSTEMS, INC.
INTERNATIONAL LOGGING LLC
INTERNATIONAL LOGGING S.A., LLC
PD HOLDINGS (USA), L.P.
PRECISION DRILLING GP, LLC
PRECISION ENERGY SERVICES, INC.
PRECISION OILFIELD SERVICES, LLP
TOOKE ROCKIES, INC.
VISEAN INFORMATION SERVICES INC.
VISUAL SYSTEMS, INC.
WARRIOR WELL SERVICES, INC.
WEATHERFORD (PTWI), L.L.C.
WEATHERFORD ARTIFICIAL LIFT SYSTEMS, LLC
WEATHERFORD DISC INC.
WEATHERFORD GLOBAL SERVICES LLC
WEATHERFORD INVESTMENT INC.
WEATHERFORD LATIN AMERICA LLC
WEATHERFORD MANAGEMENT, LLC
WEATHERFORD TECHNOLOGY HOLDINGS, LLC
WEATHERFORD U.S., L.P.
WEATHERFORD URS HOLDINGS, LLC
WEATHERFORD/LAMB, INC.
WEUS HOLDING, LLC
WIHBV LLC
WUS HOLDING, L.L.C.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President & Secretary

[Signature page to Backstop Commitment Agreement (2021)]

WEATHERFORD CANADA LTD.
PRECISION ENERGY SERVICES COLOMBIA LTD.
By:    /s/ Pamela M. Webb
Name: Pamela M. Webb
Title: Vice President
WEATHERFORD BERMUDA HOLDINGS LTD.
By:        /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD INTERNATIONAL HOLDING (BERMUDA) LTD.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD SERVICES, LTD.
By:        /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD HOLDINGS (BERMUDA) LTD.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
HELIX EQUIPMENT LEASING LIMITED
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
[Signature page to Backstop Commitment Agreement (2021)]

KEY INTERNATIONAL DRILLING COMPANY LIMITED
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Assistant Secretary
WEATHERFORD HOLDINGS (BVI) LTD.
By:    /s/ Mark M. Rothleitner
Name: Mark M. Rothleitner
Title: Vice President - Treasurer
WEATHERFORD COLOMBIA LIMITED
WEATHERFORD DRILLING INTERNATIONAL HOLDINGS (BVI) LTD.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Secretary
WEATHERFORD OIL TOOL MIDDLE EAST LIMITED
By:    /s/ Mohammed Dadhiwala
Name: Mohammed Dadhiwala
Title: Senior Vice President
WEATHERFORD DRILLING INTERNATIONAL (BVI) LTD.
By:        /s/ Mohammed Dadhiwala
Name: Mohammed Dadhiwala
Title: Vice President
[Signature page to Backstop Commitment Agreement (2021)]

WEATHERFORD U.K. LIMITED
By:    /s/ Richard Strachan
Name: Richard Strachan
Title: Director
WEATHERFORD EURASIA LIMITED
By:        /s/ Richard Strachan
Name: Richard Strachan
Title: Director
WEATHERFORD MANAGEMENT COMPANY SWITZERLAND SÀRL
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WEATHERFORD PRODUCTS GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WEATHERFORD SWITZERLAND TRADING AND DEVELOPMENT GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WEATHERFORD WORLDWIDE HOLDINGS GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
[Signature page to Backstop Commitment Agreement (2021)]

WOFS INTERNATIONAL FINANCE GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WOFS ASSURANCE LIMITED
By:    /s/ Scott C. Weatherholt
Name: Scott C. Weatherholt
Title: President
WEATHERFORD OIL TOOL GMBH
By:    /s/ Kurt Meyer
Name: Kurt Meyer
Title: Managing Director

WEATHERFORD NETHERLANDS B.V.
By:    /s/ Marcus Johannes van Dijk
Name: Marcus Johannes van Dijk
Title: Managing Director
WEATHERFORD NORGE AS
By:    /s/ Geir Egil Olsen
Name: Geir Egil Olsen
Title: Chairman of the Board
WEATHERFORD SERVICES S. DE R.L.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Administrator
[Signature page to Backstop Commitment Agreement (2021)]

WEATHERFORD INTERNATIONAL (LUXEMBOURG) HOLDINGS S.À R.L.
société à responsabilité limitée
8-10, avenue de la Gare
L-1610 Luxembourg
R.C.S. Luxembourg B146.622

By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Manager A
[Signature page to Backstop Commitment Agreement (2021)]

SIGNED for and on behalf of
WEATHERFORD IRISH HOLDINGS LIMITED
by its lawfully appointed attorney:

in the presence of:

/s/ Pam Davis /s/ Scott C. Weatherholt
Signature of Witness                             Signature of Attorney

Pam Davis      Scott C. Weatherholt
Print Name of Witness                         Print Name of Attorney

2000 St. James Place,
Houston, TX 77056 U.S.A.
Address of Witness

Paralegal
Occupation of Witness
[Signature page to Backstop Commitment Agreement (2021)]

WEATHERFORD INDUSTRIA E COMERCIO LTDA.
By:/s/ Alexandre Junior de Silva Nogueira
Name: Alexandre Junior de Silva Nogueira
Title: Officer
[Signature page to Backstop Commitment Agreement (2021)]

Executed by WEATHERFORD AUSTRALIA PTY LIMITED ACN 008 947 395 in accordance with section 127 of the Corporations Act 2001 (Cth):
By:/s/ Bruno Teixeira Bezerra
Name: Bruno Teixeira Bezerra
Title: Director
By:/s/ Robert Antonio DeGasperis
Name: Robert Antonio DeGasperis
Title: Director
[Signature page to Backstop Commitment Agreement (2021)]

WEATHERFORD DE MEXICO, S. DE R.L. DE C.V.
By:/s/ Rafael Joes Angeli Arab
Name: Rafael Jose Angeli Arab
Title: Attorney-in-fact
PD OILFIELD SERVICES MEXICANA, S. DE R.L. DE C.V.
By:/s/ Rafael Jose Angeli Arab
Name: Rafael Jose Angeli Arab
Title: Attorney-in-fact
[Signature page to Backstop Commitment Agreement (2021)]

FRANKLIN CUSTODIAN FUNDS – FRANKLIN INCOME FUND
BY: FRANKLIN ADVISERS, INC., as investment manager
By: /s/ Brendan Circle
Name: Brendan Circle
Title: SVP
Notice Information:
Address:    One Franklin Parkway
        San Mateo, CA 94403
Email: chris.chen@franklintempleton.com;
brendan.circle@franklintempleton.com
Attention to: Chris Chen; Brendan Circle
[Signature page to Backstop Commitment Agreement (2021)]

Exhibits Intentionally Omitted